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                                                                    EXHIBIT 10.4

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT (this "Agreement") is dated as of July 14, 2000 and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation ("Company"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "Subsidiary Grantor" and collectively "Subsidiary Grantors") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with
Section 24 hereof (each of the Company, each Subsidiary Grantor, and each Additional Grantor being a "Grantor" and collectively the "Grantors") and THE BANK OF NEW YORK, as collateral agent for and representative of (in such capacity herein called the "Secured Party") the REVOLVING LENDERS (as hereinafter defined), the REVOLVING AGENT (as hereinafter defined), the TERM LENDERS (as hereinafter defined), the TERM AGENT (as hereinafter defined) and the SECURED INTEREST RATE EXCHANGERS (as hereinafter defined).

                             PRELIMINARY STATEMENTS

            A. Company has entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Revolving Lenders"), DLJ Capital Funding Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, and The Bank of New York, as Administrative Agent (the "Revolving Agent") (said Revolving Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Revolving Credit Agreement"), pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Revolving Credit Agreement, to extend certain credit facilities to Company. (Capitalized terms are used herein with the meanings assigned those terms in these Preliminary Statements, in various Sections of this Agreement and as specified in Section 1 below.)

            B. Company has entered into that certain Second Amended and Restated Term Loan Agreement dated as of July 14, 2000 with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Term Lenders"), DLJ Capital Funding Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent (the "Term Agent") (said Term Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Term Loan Agreement"), pursuant to which Term Lenders have extended credit, subject to the terms and conditions set forth in the Term Loan Agreement, to Company.

            C. Company has heretofore entered into, and it is contemplated that Company may from time to time hereafter enter into one, or more Interest Rate Agreements with one or more Persons that is a Lender or an Affiliate of a Lender at the time such agreement is entered into (collectively, the "Interest Rate Exchangers") and it is desired that the obligations of Company under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder (the "Interest Rate Obligations"), be secured by the Collateral; provided that any Interest Rate Exchanger desiring the benefit
                --------
of such security shall deliver to the Collateral Agent (as defined below) an Acknowledgement in the form of Exhibit I to the Intercreditor Agreement (as defined below) executed by such Interest Rate Exchanger and
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Company, pursuant to which such Interest Rate Exchanger agrees to be bound by the terms of the Intercreditor Agreement. Each Interest Rate Exchanger that has executed and delivered to the Collateral Agent an Acknowledgement in such form that has been executed by Company, together with each Interest Rate Exchanger that was a party to the Existing Intercreditor Agreement (as defined in the Intercreditor Agreement) immediately before the effectiveness thereof, is referred to herein as a "Secured Interest Rate Exchanger", and each Interest Rate Agreement entered into with a Secured Interest Rate Exchanger is referred to herein as a "Secured Interest Rate Agreement".

            D. Subsidiary Grantors have executed and delivered that certain Amended and Restated Subsidiary Guaranty dated as of July 14, 2000 (said Amended and Restated Subsidiary Guaranty, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Secured Interest Rate Exchangers, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Financing Documents and all obligations of Company under the Secured Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof.

            E. Secured Party has been appointed as collateral agent hereunder pursuant to the Intercreditor Agreement by the Revolving Agent on behalf of the Revolving Lenders, the Term Agent on behalf of the Term Lenders, and each Secured Interest Rate Exchanger.

            F. Prior to the effectiveness of the Revolving Credit Agreement, the Term Loan Agreement and the Intercreditor Agreement, the parties thereto are and have been parties to that certain Amended and Restated Revolving Credit Agreement dated as of April 30, 1998, as amended (the "Existing Revolving Credit Agreement"), that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998, as amended (the "Existing Term Loan Agreement" and, together with the Existing Revolving Credit Agreement, the "Existing Credit Agreements") and that certain Intercreditor Agreement dated as of October 24, 1997 (the "Existing Intercreditor Agreement"), respectively. In accordance with the terms of such agreements, Company and the Secured Party have entered into that certain Borrower Pledge Agreement dated as of October 24, 1997 (the "Existing Borrower Pledge Agreement") pursuant to which Company has granted security interests in and pledges of shares of the capital stock of certain subsidiaries of Company (the "Existing Borrower Stock Collateral") to secure the obligations of Company under the Existing Credit Agreements and related documentation. In addition, Total Renal Care, Inc. and Secured Party have entered into that certain Subsidiary Pledge Agreement dated as of October 24, 1997, and Renal Treatment Centers, Inc. and Secured Party have entered into that certain Subsidiary Pledge Agreement dated as of February 27, 1998 (as amended, the "Existing Subsidiary Pledge Agreements" and together with the Existing Borrower Pledge Agreement, the "Existing Pledge Agreements") pursuant to which such Subsidiaries have granted security interests in and pledges of shares of capital stock of certain subsidiaries of such Subsidiaries (the "Existing Subsidiary Stock Collateral" and together with the Existing Borrower Stock Collateral, the "Existing Stock Collateral") to secure all obligations of Company under the Existing Credit Agreements and related documentation.

            G. It is a condition precedent to the effectiveness of the Revolving Credit Agreement and the Term Loan Agreement that Grantors shall have confirmed the prior grant of a

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security interest in the Existing Stock Collateral and shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

            H. Upon the effectiveness hereof, this Agreement shall supersede the Existing Pledge Agreements in their entirety.

            NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to maintain and make Loans and other extensions of credit under the Financing Documents and to induce Interest Rate Exchangers to enter into the Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.  Definitions.
            -----------
            (a)  Incorporated Defined Terms. Capitalized terms used herein
                 --------------------------
without definition shall have the meanings assigned thereto in the Revolving Credit Agreement and, if not defined in the Revolving Credit Agreement, the Term Loan Agreement, in each case as in effect on the date hereof.

            (b)  Defined Terms. In addition to the terms defined in the
                 -------------
Preliminary Statements and in other Sections of this Agreement, as used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

            "Collateral Agent" means the collateral agent under the Intercreditor Agreement.

            "Default" means any "Default" as defined in the Term Loan Agreement or the Revolving Credit Agreement.

            "Event of Default" means (i) any of the events specified in Section
9.1 of the Term Loan Agreement or Section 9.1 of the Revolving Credit Agreement, provided that any requirement for the giving of notice, the lapse of time, or
--------
any other condition has been satisfied and (ii) following the payment in full of all obligations under the Revolving Loan Documents and the Term Loan Documents, any breach or violation of any Interest Rate Agreement.

            "Financing Documents" means the Revolving Loan Documents, the Term Loan Documents, the Secured Interest Rate Agreements and all other documents and agreements executed and issued in connection with the foregoing.

            "Intercreditor Agreement" means the Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of July 14, 2000, among the Revolving Agent, the Term Agent and The Bank of New York, acting in its capacity as Collateral Agent thereunder, each Interest Rate Exchanger and the Loan Parties (as defined therein), as amended, supplemented or otherwise modified from time to time.

            "Lender" means the Revolving Lenders and the Term Lenders.

            "Loans" means the "Loans" as defined in the Revolving Credit Agreement and in the Term Loan Agreement.

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

            "Requisite Obligees" has the meaning assigned thereto in the Intercreditor Agreement.

            "Revolving Loan Documents" means the "Loan Documents" as defined in the Revolving Credit Agreement.

            "SEC" means the Securities and Exchange Commission or any Governmental Authority succeeding to the functions thereof.

            "Secured Parties" means, collectively, the Secured Party, the Revolving Agent, the Revolving Lenders, the Letter of Credit Issuer, the Term Agent, the Term Lenders and the Interest Rate Exchangers.

            "Term Loan Documents" means the "Loan Documents" as defined in the Term Loan Agreement.

SECTION 2.  Grant of Security.
            -----------------

            Each Grantor hereby grants to Secured Party a security interest in all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

            (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

            (b)  all inventory in all of its forms, including but not limited to
(i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "Inventory") and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

            (c) all accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights, and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments and other obligations being the "Accounts," and any and all such security agreements, leases and other contracts being the "Related Contracts"). "Accounts" shall include, but not be limited to, any accounts, contract rights, notes, drafts and other obligations or rights to payment of every kind or description now or any time hereafter arising, directly or indirectly, out of the operations of health care facilities and/or the provision of health care services specifically including, but not limited to, all accounts receivable and rights to payment

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through federal, state or local governmental programs, including without limitation, all Governmental Health Receivables, all other third-party payer programs and health care insurance receivables and other private pay receivables. As used herein, (w) "Governmental Health Receivable" means a Medicaid Receivable, a Medicare Receivable or a VA Receivable" and "Governmental Health Receivables" means all such Accounts, (x) "Medicaid Receivable" means any Account with respect to which the obligor is a state governmental authority (or agent thereof) obligated to pay, pursuant to federal or state Medicaid program statutes or regulations, for services rendered to eligible beneficiaries thereunder; (y) "Medicare Receivable" means any Account with respect to which the obligor is a federal governmental authority (or agent thereof) obligated to pay, pursuant to federal Medicare Program statutes or regulations, for services rendered to eligible beneficiaries thereunder and (z) "VA Receivable" means any Account with respect to which the obligor is the Veterans' Administration or any successor thereto (or any agent thereof).

            (d) all deposit accounts and investment accounts (collectively the "Deposit Accounts"), excluding accounts containing only funds of non-wholly owned Subsidiaries and managed accounts, but including the restricted deposit and investment accounts established and maintained by Secured Party pursuant to
Section 13(a) (collectively, the "Collateral Account"), together with (i) all amounts on deposit from time to time in such Deposit Accounts and (ii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

            (e)  the "Securities Collateral", which term means:

                 (i) the shares of stock, partnership interests, interests in joint ventures, limited liability company interests and all other equity interests in a Person that is, or becomes, a direct Subsidiary of such Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing now or hereafter owned by such Grantor, including those owned on the date hereof and described on Schedule 2(e)(i), and the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto (the "Pledged Shares"), and all dividends, distributions, returns of capital, cash, warrants, options, rights, instruments, rights to vote or manage the business of such Person pursuant to organizational documents governing the rights and obligations of the stockholders, partners, members or other owners thereof and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; provided, that if the issuer of any of such Pledged Shares is a controlled foreign corporation (used hereinafter as such term is defined in Section 975(a) or a successor provision of the Internal Revenue Code), the Pledged Shares shall not include any shares of stock of such issuer in excess of the number of shares of such issuer possessing up to but not exceeding 66% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                 (ii) the indebtedness from time to time owed to such Grantor by Company or any obligor that is, or becomes, a direct or indirect Subsidiary of Company, including the indebtedness described on Schedule 2(e)(ii) and issued by the obligors named therein, and the instruments evidencing such indebtedness (the "Pledged Debt"), and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt; and

                 (iii) all other investment property as that term is defined in the Uniform Commercial Code of any relevant jurisdiction (the "UCC"), of such Grantor;

            (f)  the "Intellectual Property Collateral," which term means:

                 (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 2(f)(i), as the same may be amended pursuant hereto from time to time) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in
     Schedule 2(f)(i), as the same may be amended pursuant hereto from time to time) (the "Trademark Registrations"), all common law and other rights in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"):

                 (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 2(f)(ii), as the same may be amended pursuant hereto from time to time), all rights corresponding thereto (including, without limitation, the right, exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of such Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of such Grantor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of such Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; and

                 (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by such Grantor (including, without limitation, the works listed on Schedule 2(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to such Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon by such Grantor in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 2(f)(iii), as the same may be amended pursuant hereto from time to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of such Grantor), authored (as a work for hire for the benefit of such Grantor), or acquired by such Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right to sue for past, present and future infringements of the Copyrights and Copyright Rights;

            (g) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information;

            (h) the agreements listed in Schedule 2(h), as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

            (i)  to the extent not included in any other paragraph of this
Section 2, all general intangibles (including, without limitation, tax refunds, payment intangibles, software, other rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

            (j) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

            (k) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

            (l)  all other personal property; and

            (m) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in (i) the assets subject to existing contracts of sale specified in Schedule 2(X), (ii) any of such Grantor's rights or interests in any license, contract, or agreement to which such Grantor is a party or any Securities Collateral (other than stock issued by wholly owned Subsidiaries of Company) owned by such Grantor or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract, or agreement to which such Grantor is a party or any Securities Collateral (other than stock issued by wholly owned Subsidiaries of Company) owned by such Grantor (other than to the extent that any such term would be rendered ineffective pursuant to
Section 9-318(4) of the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the
                                           --------
ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, or (iii) any Inventory subject to vendor restrictions on the granting of liens so long as such restriction is applicable, or (iv) any real property leasehold, unless a Grantor has executed a leasehold mortgage or leasehold deed of trust covering such real property leasehold.

            In the event that any asset of a Grantor is excluded from the Collateral by virtue of clause (ii) of the foregoing paragraph, upon request of the Secured Party such Grantor agrees to use all reasonable efforts to obtain all requisite consents to enable such Grantor to provide a security interest in such asset pursuant hereto as promptly as practicable.

            To the extent that the Securities Collateral includes the Existing Stock Collateral pledged under the Existing Pledge Agreements, the foregoing grant of security made in this Section 2 confirms and continues the grant of a security interest in and a pledge of the Existing Stock Collateral to secure the Secured Obligations (as defined in Section 3 below) and such prior security interest and pledge remain effective without interruption and the foregoing grant of security shall be deemed an amendment and restatement of such prior security interest and pledge and with respect to such prior security interest and pledge this Agreement shall be deemed an amendment and restatement of the Existing Pledge Agreements.

SECTION 3.  Security for Obligations.
            ------------------------

            This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "Secured Obligations" means:

            (a) with respect to Company, all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Financing Documents, and

            (b) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty;

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Secured Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

SECTION 4.  Grantors Remain Liable.
            ----------------------

            Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5.  Representations and Warranties.
            ------------------------------
    Each Grantor represents and warrants as follows:

            (a) Ownership of Collateral. Except as expressly permitted by the Financing Documents and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Financing Documents and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office except for (i) "protective filings" by lessors of leases included in the Collateral and (ii) financing statements that relate only to security interests that have terminated; provided, that Grantors shall use their best efforts to
                      --------
cause the termination of all such financing statements referred to in the preceding clause (ii) as soon as reasonable practicable.

            (b) Locations of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 24 (each, a "Counterpart") located at the places specified in Schedule 5(b), except for Inventory which, in the ordinary course of business, is in transit either
(i) from a supplier to a Grantor, (ii) between the locations specified in
Schedule 5(b), or (ii) to customers of a Grantor.

            (c) Negotiable Documents of Title. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

            (d) Office Locations; Type and Organization. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and , except as set forth on
Schedule 5(d), have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 5(d); the type (i.e. corporation, limited partnership, etc.) and jurisdiction of organization of such Grantor are listed on Schedule 5(d).

            (e) Names. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed or the signature pages hereof, except the names listed in Schedule 5(e) annexed hereto.

            (f) Delivery of Certain Collateral. All certificates or instruments (excluding checks) evidencing, comprising or representing the Existing Stock Collateral and any additional Securities Collateral existing on the date hereof, have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

            (g) Securities Collateral. (i) All of the Pledged Shares described on Schedule 2(e)(i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) all of the Pledged Debt described on Schedule 2(e)(ii) has been duly authorized, authenticated or issued, and delivered; (iii) except as set forth on Schedule 2(e)(i), the Pledged Shares constitute all of the issued and outstanding shares of stock or other equity interests of each issuer thereof (subject to the proviso to Section 2(e)(i) with respect to shares of a foreign controlled corporation), and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares; (iv) the Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to such Grantor; (v) Schedule 2(e)(i) sets forth all of the Pledged Shares owned by each Grantor on the date hereof; and (vi) Schedule 2(e)(ii) sets forth all of the Pledged Debt in existence on the date hereof.

            (h) Intellectual Property Collateral.

                 (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in
     Schedule 2(f)(i);

                 (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by such Grantor, in whole or in part, is set forth in Schedule 2(f)(ii);

                 (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by such Grantor, in whole or in part, is set forth in
     Schedule 2(f)(iii);

                 (iv) such Grantor is not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by such Grantor is invalid or unenforceable; and

                 (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                 (i) Perfection. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as "debtor," naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 5(i),
     (ii) in the case of the Securities Collateral consisting of certificated securities or evidenced by instruments, delivery of the certificates representing such certificated securities and delivery of such instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the Intellectual Property Collateral, in addition to the filing of such UCC financing statements, the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I, and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office (each such Grant of Trademark Security Interest, Grant of Patent Security Interest and Grant of Copyright Security Interest being referred to herein as a "Grant"), and (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders and Interest Rate Exchangers will constitute perfected security interests therein prior to all other Liens (except for Permitted Liens), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

SECTION 6.  Further Assurances.
            ------------------

            (a) Generally. Each Grantor agrees that from time to time, at the request of the Secured Party, and at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) at the request of the Secured Party, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail, (v) at the request of the Secured Party, execute and deliver one or more control agreements, blocked account agreements or other agreements, and establish and maintain one or more deposit accounts and lock-box accounts, that may be necessary or desirable, or that the Secured Party may reasonably request, to perfect and protect its Lien on the Deposit Accounts and Restricted Investment Accounts of the Grantors, provided that Secured Party may not obtain dominion and control over any Governmental Health Receivable Collection Account maintained with Secured Party or any Regional Depositary Accounts, Imprest Accounts and Other Deposit Accounts (as such terms are defined in Section 13(c), (vi) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby,
(vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and
(ix) at Secured Party's request with respect to specific assets use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest to Secured Party with respect to any Collateral. To the extent permitted by law, each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. To the extent permitted by law, each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

            (b) Securities Collateral. Without limiting the generality of the foregoing Section 6(a), each Grantor agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder, promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Supplement, duly executed by such Grantor, in substantially the form of
Exhibit IV (a "Pledge Supplement"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Secured Party, the representations and warranties contained in clauses (i)-(iv) of Section 5(g) hereof shall be deemed to have been made by such Grantor as to the Securities Collateral described in such Pledge Supplement as of the date thereof. Each Grantor hereby authorizes Secured Party to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares or Pledged Debt of such Grantor listed on any Pledge Supplement shall for all purposes hereunder be considered Collateral of such Grantor; provided, the failure of any Grantor to execute a Pledge Supplement with respect to any additional Pledged Shares or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

            (c) Intellectual Property Collateral. Without limiting the generality of the foregoing Section 6(a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent or (ii) any Copyright Registration, application for Copyright Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, each Grantor shall execute and deliver to Secured Party and record in all places where a Grant is recorded an IP Supplement, substantially in the form of Exhibit V (an "IP Supplement"), pursuant to which such Grantor shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be. Upon delivery to Secured Party of an IP Supplement, Schedules 2(f)(i), 2(f)(ii), and 2(f)(iii) hereto and Schedule A to each Grant, as applicable, shall be deemed modified to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral included on Schedule A to such IP Supplement. Each Grantor hereby authorizes Secured Party to modify this Agreement without the signature or consent of any Grantor by attaching Schedules 2(f)(i), 2(f)(ii), and 2(f)(iii), as applicable, that have been modified to include such Intellectual Property Collateral or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which any Grantor no longer has or claims any right, title or interest; provided, the failure of any Grantor to execute an IP Supplement with respect to any additional Intellectual Property Collateral pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

SECTION 7.  Certain Covenants of Grantors.
            -----------------------------

     Each Grantor shall:

            (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

            (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

            (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or a reincorporation, reorganization or other action that results in a change of jurisdiction of organization of such Grantor;

            (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

            (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

SECTION 8.  Special Covenants With Respect to Equipment and Inventory.
            ---------------------------------------------------------

     Each Grantor shall:

            (a) keep the Equipment and Inventory owned by such Grantor at the places therefor specified on Schedule 5(b) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

            (b) cause the Equipment owned by such Grantor to be maintained and preserved in good condition, repair and working order sufficient for the uses for which the same are being utilized, ordinary wear and tear excepted, and in accordance with such Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment owned by such Grantor;

            (c) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

            (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $1,000,000 and in any event upon the occurrence of an Event of Default, instruct such agent or processor that all such Inventory is the Collateral of Secured Party and that such agent or processor is directed to deliver such Inventory to Secured Party upon its request;

            (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party; and

            (f) each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Financing Documents.

SECTION 9.  Special Covenants with Respect to Accounts and Related Contracts.
            ----------------------------------------------------------------

            (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 5(d), or upon 30 days' prior written notice to Secured Party, at such other location or locations in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party upon reasonable advance notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

            (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

            (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. Subject to this subsection (c), in connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon. Notwithstanding anything in the foregoing provisions of this subsection
(c) to the contrary, all Accounts constituting Governmental Health Receivables shall be collected by Grantors and collections thereof deposited into the Existing Concentration Accounts as provided in Section 13(b)(ii) and the proceeds treated in the manner therein provided.

SECTION 10.  Special Covenants With Respect to the Securities Collateral.
             -----------------------------------------------------------

            (a) Delivery. Each Grantor agrees that all certificates or instruments representing or evidencing the Securities Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by such Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Securities Collateral for certificates or instruments of smaller or larger denominations.

           (b) Covenants. Each Grantor shall (i) not, except as expressly permitted by the Financing Documents, permit any issuer of Pledged Shares to merge or consolidate unless either the surviving entity in such merger or consolidation is Company or all the outstanding capital stock or other equity interests of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, if the surviving or resulting Person upon any such merger or consolidation involving an issuer of Pledged Shares which is a controlled foreign corporation is a controlled foreign corporation, then such Grantor shall only be required to pledge outstanding capital stock of such surviving or resulting Person possessing up to but not exceeding 66% of the voting power of all classes of capital stock of such issuer entitled to vote; (ii) cause each issuer of Pledged Shares not to issue any stock, other equity interests or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor; (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock, other equity interests or other securities of each issuer of Pledged Shares; (iv) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all certificated shares of stock or other equity interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Grantor; provided, notwithstanding anything contained in this clause (iv) to the contrary, such Grantor shall only be required to pledge the outstanding capital stock of a controlled foreign corporation possessing up to but not exceeding 66% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote; (v) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to such Grantor by any obligor on the Pledged Debt; (vi) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to such Grantor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of such Grantor; (vii) promptly deliver to Secured Party all written notices received by it with respect to the Securities Collateral; and (viii), at the request of Secured Party, promptly execute and deliver to Secured Party an agreement providing for the control, as that term is defined in the UCC, by Secured Party of all securities entitlements and securities accounts of such Grantor.


            (c) Voting and Distributions. So long as no Event of Default shall have occurred and be continuing, (i) each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Financing Documents; provided, no Grantor shall exercise or refrain from exercising any such right if Secured Party shall have notified such Grantor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Securities Collateral or any part thereof; and provided further, such Grantor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right (it being understood, however, that neither (A) the voting by such Grantor of any Pledged Shares for or such Grantor's consent to the election of directors or other members of a governing body of an issuer of Pledged Shares at a regularly scheduled annual or other meeting of stockholders or holders of equity interests or with respect to incidental matters at any such meeting, nor (B) such Grantor's consent to or approval of any action otherwise permitted under this Agreement and the Financing Documents shall be deemed inconsistent with the terms of this Agreement or the Financing Documents within the meaning of this Section, and no notice of any such voting or consent need be given to Secured Party); (ii) each Grantor shall be entitled to receive and retain, any and all dividends, other distributions and interest paid in respect of the Securities Collateral, and all payments of principal on indebtedness owed to such Grantor by Company or any of its Subsidiaries; provided, any and all (A) dividends,
                                       --------
distributions and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Securities Collateral, and (B) dividends and other distributions paid or payable in cash in respect of any Securities Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Securities Collateral, (other than payments of principal on indebtedness owed to such Grantor by Company or any of its Subsidiaries) shall be, and shall forthwith be delivered to Secured Party to hold as, Securities Collateral and shall, if received by such Grantor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of such Grantor and be forthwith delivered to Secured Party as Securities Collateral in the same form as so received (with all necessary endorsements); and (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies, dividend payment orders and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, distributions, principal or interest payments which it is authorized to receive and retain pursuant to clause (ii) above.

            Upon the occurrence and during the continuation of an Event of Default, (x) upon written notice from Secured Party to any Grantor, all rights of such Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights; (y) all rights of such Grantor to receive the dividends, other distributions and interest payments which it would otherwise be authorized to receive and retain pursuant hereto shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Securities Collateral such dividends, other distributions and interest payments; and (z) all dividends, principal, interest payments and other distributions which are received by such Grantor contrary to the provisions of clause (ii) of the immediately preceding paragraph or clause (y) above shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of such Grantor and shall forthwith be paid over to Secured Party as Securities Collateral in the same form as so received (with any necessary endorsements).

            In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (I) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request, and (II) without limiting the effect of clause (I) above, each Grantor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including giving or withholding written consents of shareholders or other holders of equity interests, calling special meetings of shareholders or other holders of equity interests and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

SECTION 11.  Special Covenants With Respect to the Intellectual Property
             -----------------------------------------------------------
Collateral.
----------

            (a)  Each Grantor shall:

                 (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                 (ii) use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, such Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                 (iii) take any and all reasonable steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                 (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

                 (v) use a commercially appropriate standard of quality (which may be consistent with such Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                 (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

            (b) Except as otherwise provided in this Section 11, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, each Grantor may take (and, after the occurrence and during the continuance of any Event of Default at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default, (i) all amounts and proceeds (including checks and other instruments) received by each Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

            (c) Each Grantor shall have the duty to prosecute, file and/or make, unless and until each Grantor, in its commercially reasonable judgment, decides otherwise, (i) any application relating to any of the Intellectual Property Collateral owned, held or used by such Grantor and identified on Schedules 2(f)(i), 2(f)(ii) or 2(f)(iii), as applicable, that is pending as of the date of this Agreement, (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value or with respect to which such Grantor has determined in the exercise of its commercially reasonable judgment that it shall not seek registration), (iii) any application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, (iv) any Trademark opposition and cancellation proceedings, and (v) any renewals of Trademark Registrations and Copyright Registrations. Unless and until each Grantor, in its commercially reasonable judgment, decides otherwise, such Grantor shall have the duty to perform any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, each Grantor shall give Secured Party prior written notice of any abandonment of any material Intellectual Property Collateral or any pending patent application or any Patent.

            (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at such Grantor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Each Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

            (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes (including, without limitation, the Intellectual Property Collateral) owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that any Grantor is permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

SECTION 12.      Special Provisions With Respect to the Assigned Agreements.
                 ----------------------------------------------------------

            (a)  Each Grantor shall at its expense:

                 (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

            (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

                 (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                (ii) amend or otherwise modify the Assigned Agreements or give any consent; waiver or approval thereunder;

                 (iii) waive any default under or breach of the Assigned Agreements;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

                  (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

SECTION 13.      Collateral Account; Cash Management System.
                 ------------------------------------------

            (a)  Collateral Account.

                 (i) Secured Party is hereby authorized to establish and maintain at its office at One Wall Street, New York New York as a blocked account in the name of Company and under the sole dominion and control of Secured Party, a restricted deposit account and a related restricted investment account initially designated as "Total Renal Care Holdings, Inc. Collateral Account"; provided that the name of such account shall be
                          --------
     changed following any change of name of Total Renal Care Holdings, Inc. All amounts at any time held in the Collateral Account shall be beneficially owned by Grantors but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Grantors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account. Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect. All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of a Grantor) of immediately available funds, in each case addressed in accordance with instructions of Secured Party. Each Grantor shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit. Funds held by Secured Party in the Collateral Account shall be invested by Secured Party in Cash Equivalents, as directed by Company, in accordance with the terms of an investment account agreement to be entered into between Company and Secured Party on or before the date that any funds shall be deposited into the Collateral Account; provided that, upon the occurrence and during the
                         --------
     continuance of any Event of Default, the Secured Party shall be entitled, in its discretion, to direct the investments in the Collateral Account (which shall consist of cash and Cash Equivalents). In the event of any conflict between the terms of such investment account agreement and this Agreement, this Agreement shall control. If no such investment account agreement shall then be in effect, the funds held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement. Subject to Secured Party's rights hereunder, any interest, dividends or other amounts earned on funds in the Collateral Account shall be deposited directly in, and held in the Collateral Account.

                 (ii) Company shall be required to deposit funds into the Collateral Account in accordance with Section 17(c) hereof. In addition, Company and its Subsidiaries may from time to time deposit into the Collateral Account cash proceeds received by Company or any of its Subsidiaries in connection with any Asset Sale constituting the first transaction of an Asset Swap Transaction pursuant to Section 7.16(b) of the Revolving Credit Agreement and Section7.16(b) of the Term Loan Agreement. If Company elects to prepay a portion of the Revolving Loans with an amount equal to the Revolver Prepayment Fraction of all or any portion of the cash proceeds received in connection with such Asset Sale pursuant to Section 7.16(b) of the Revolving Credit Agreement (or any comparable provision thereof), Secured Party shall transfer the Term Prepayment Fraction of such portion of the cash proceeds into a sub-account of the Collateral Account maintained for the benefit of the Term Lenders (or, at the Secured Party's option, a separate deposit account that will be subject to substantially the same terms and conditions as the Collateral Account) (in either case, the "Term Lenders' Sub-Account"). Unless the funds in the Term Lenders' Sub-Account are released in accordance with Section 22(c), such funds shall be held solely as Collateral for the benefit of the Term Lenders.

            (b) Cash Management System. As promptly as possible after the Effective Date, but in no event later than 30 days after the Effective Date, each Grantor shall establish and at all times thereafter maintain, and shall cause its Subsidiaries to establish and at all times thereafter maintain, the cash management system as described in this Section 13(b) and Section 13(c); provided, that Company may request extensions of the period to establish and maintain such cash management system by delivering to Secured Party an officer's certificate signed by an Authorized Signatory of Company certifying that Company and Grantors have used their best efforts to establish and maintain such cash management system within the time period permitted hereunder but were unable to do so. Secured Party may, in its sole discretion, elect to grant such extensions to a date not later than 180 days after the Effective Date, or such later date as Requisite Obligees may in their sole discretion approve.

                 (i) General Restrictions. No Grantor shall maintain, or permit any of its wholly owned Subsidiaries to maintain, funds in any Deposit Account other than (t) New Concentration Accounts and other Deposit Accounts maintained with Secured Party, (u) Governmental Health Receivable Collection Accounts, (v) Non-Governmental Health Receivable Collection Accounts, (w) accounts containing only funds of non-wholly owned Subsidiaries and managed accounts, (x) Imprest Accounts, (y) Regional Depositary Accounts, and (z) Other Deposit Accounts.

                (ii) New Concentration Accounts and other Deposit Accounts with Secured Party. Each Grantor shall establish and maintain one or more New Concentration Accounts with Secured Party and may establish one or more other Deposit Accounts with Secured Party. Grantors shall cause to be deposited directly into a New Concentration Account all payments, collections, proceeds and transfers received by such Grantor other than (x) Governmental Health Receivable Proceeds, (y) funds of non-wholly owned Subsidiaries and managed accounts, and (z) funds that are permitted to be deposited into and retained in the Non-Governmental Health Receivable Collection Accounts, Regional Depositary Accounts, Imprest Accounts, and Other Deposit Accounts. Grantors shall not be required to cause any Governmental Health Receivable

     Proceeds to be directly deposited into any Deposit Account maintained with Secured Party; provided, however, that Grantors shall instruct each
                    --------
     financial institution at which a Governmental Health Receivable Collection Account is maintained to transfer the funds in such accounts to a New Concentration Account as set forth in clause (iii) below.

                 (iii) Governmental Health Receivable Collection Accounts. Grantors shall cause all Governmental Health Receivable Proceeds to be deposited directly in the Governmental Health Receivable Collection Accounts, and shall not permit any funds other than Governmental Health Receivable Proceeds to be deposited in or transferred to the Governmental Receivable Collection Accounts. Grantors shall instruct the depositary institutions at which the Governmental Receivable Collection Accounts are maintained to transfer the funds in such accounts to a New Concentration Account no less frequently than daily. Grantors shall either transfer the Governmental Health Receivable Collection Account maintained by Total Renal Care at Seafirst Bank to Bank of America, N.A., and cause such account to be domiciled in California, or close such account. Grantors shall retain the power to revoke their instructions to the depositary institutions referred to in this clause regarding transfer of funds in the Governmental Health Receivable Collection Accounts; provided that Grantors shall give
                                            --------
     notice to the Revolving Agent and Term Agent simultaneously with any such revocation, and any such revocation shall constitute an Event of Default under both the Revolving Credit Agreement and the Term Loan Agreement. Grantors may continue to maintain any Governmental Health Receivable Collection Account in existence on the Effective Date that is maintained with the Secured Party. Notwithstanding anything in this Agreement to the contrary, if Grantors maintain any Governmental Health Receivable Collection Accounts with the Secured Party, Grantors shall have sole dominion and control over such accounts; provided, that Grantors shall
                                              --------
     instruct Secured Party to transfer the funds in any Governmental Receivable Collection Accounts maintained with Secured Party to transfer the funds in such accounts to a New Concentration Account no less frequently than daily (subject to Grantors' rights to revoke such instructions as set forth in this clause (iii)).

                 (iv) Non-Governmental Health Receivable Collection Accounts. Renal Treatment Centers may establish and maintain a Non-Governmental Health Receivable Collection Account with First Union National Bank, and Total Renal Care Inc. may establish and maintain a Non-Governmental Health Receivable Collection Account with Seafirst Seattle Bank. TRC Nations-Florida Regional may establish and maintain a Non-Governmental Health Receivable Collection Account with Bank of America and TRC Minnesota Regional may establish and maintain a Non-Governmental Health Receivable Collection Account with Wells Fargo Bank. Grantors shall not permit any Governmental Health Receivable Proceeds to be directly deposited into any Non-Governmental Health Receivable Collection Account. Grantors will cause each depositary institution at which any Non-Governmental Health Receivable Collection Account is maintained to enter into a blocked account agreement, in form and substance reasonably satisfactory to Secured Party, which shall provide that all funds in such accounts constitute Collateral, that the depositary bank at which such account is maintained shall waive its rights of setoff other than for payment of fees and expenses for such account, shall grant dominion and control of such account to Secured Party, and shall provide that all funds therein shall be transferred to a New Concentration Account no less frequently than daily.

                 (v) Regional Depositary Accounts, Imprest Accounts and Other Deposit Accounts. Grantors will not permit any Governmental Health Receivable Proceeds to be deposited directly into any Regional Depositary Accounts. Grantors shall not permit any funds to be deposited in or transferred to any Imprest Account other than funds received from other Grantors. Grantors shall not use any Imprest Account for purposes other than funding local operating expenses of Grantors and their Subsidiaries. Grantors will not permit the aggregate amount of cash in the Regional Depositary Accounts, Imprest Accounts and Other Deposit Accounts to exceed $750,000 at any time.

                (vi) Reports. Not later than 40 days after the end of each month Grantors shall deliver to each Lender a report showing the aggregate amount of Governmental Health Receivable Proceeds received during such month and the aggregate amount of transfers and deposits to and from the Governmental Health Receivable Collection Accounts and the New Concentration Accounts. Such report shall contain a certification by an Authorized Signatory of Grantors that the Governmental Health Receivable Collection Accounts contains only proceeds of Governmental Health Receivables and no other funds.

               (vii)  Control over Deposit Accounts. Except as set forth in the last sentence of Section 13(b)(iii), all Deposit Accounts of the Grantors that are maintained at Secured Party (including, without limitation, the New Concentration Accounts but excluding any Governmental Health Receivable Collection Accounts) shall be under the sole dominion and control of Secured Party, and Grantors shall have no access to or any right to draw upon or withdraw any funds from any such Deposit Accounts without the prior consent of Secured Party in each instance. In the event of any conflict between the terms of any agreement between a Grantor and Secured Party establishing a Deposit Account and the terms of this Agreement, this Agreement shall govern. The consent of the Secured Party given in one or more instances shall not be deemed a waiver of any of the provisions hereof. Notwithstanding the foregoing, Secured Party and Lenders hereby consent to withdrawals or transfers from the New Concentration Accounts of any Grantor to fund due and payable costs payable in the ordinary course of business or other uses permitted by the Financing Documents; provided that
                                                                  --------
     Secured Party may at any time, without notice, revoke the consent of the Secured Party and Lenders to withdrawals or transfers from such Deposit Accounts if any Event of Default shall have occurred and be continuing or would result from the withdrawal or transfer from such account or the application of the funds so withdrawn or transferred. All funds in the Deposit Accounts in name of any Grantor are the property of such Grantor. All Deposit Accounts and all funds therein constitute Collateral hereunder and are subject to the security interest created herein in favor of the Secured Party for the benefit of the Secured Parties.

              (viii)  Restricted Investment Accounts. Each Grantor may
     establish one or more restricted investment accounts (each, a "Restricted Investment Account") with Secured Party or any of its Subsidiaries in the name of such Grantor. The terms of any Restricted Investment Accounts shall be set forth in the applicable investment account agreement between such Grantor and Secured Party or its Subsidiary, as the case may be, provided,
                                                                      --------
     that in the event of any conflict between the terms of such investment account agreement and this Agreement, this Agreement shall control. The Restricted Investment Accounts shall be under the sole dominion and control of Secured Party and Grantors shall have no access to or any right to draw upon or withdraw any funds from any such Restricted Investment Accounts without the prior consent of Secured Party in each instance. Consent of the Secured Party given in one or more instances shall not be deemed a waiver of any of the provisions hereof. Notwithstanding the foregoing, Secured Party and Lenders hereby consent to transfers from the Restricted Investment Accounts to any Deposit Account maintained with Secured Party (other than a Governmental Health Receivable Collection Account). All funds in the Restricted Investment Accounts in name of any Grantor are the property of such Grantor. All Restricted Investment Accounts and all financial assets therein constitute Collateral hereunder and are subject to the security interest created herein in favor of the Secured Party for the benefit of the Secured Parties.

          (c)  Definitions.   In addition to the terms defined in the
Preliminary Statements and in other Sections of this Agreement, as used in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

          "Governmental Health Receivable Collection Account" means any Deposit Account into which account debtors on Governmental Health Receivables make payments in respect thereof (such payments being "Governmental Health Receivable Proceeds"), which account is in existence on the date hereof and identified on Schedule 13(c) as such or established after the date hereof with the consent of Secured Party.

          "Imprest Accounts" means the deposit accounts listed as such on
     Schedule 13(c) hereof and any additional accounts established by any Grantor after the date hereof with the prior written consent of Secured Party.

          "New Concentration Account" means any deposit account established after the date hereof by any Grantor with the Secured Party to receive all payments, collections, proceeds and transfers received by such Grantor, other than Governmental Health Receivable Proceeds.

          "Non-Governmental Health Receivable Collection Accounts" means a Deposit Account into which amounts other than Governmental Health Receivable Proceeds are deposited.

          "Other Deposit Accounts" means the deposit accounts listed as such on
     Schedule 13(c) hereof and any additional accounts established by any Grantor after the date hereof with the prior written consent of Secured Party.

          "Regional Deposit Accounts" means the deposit accounts listed as such on Schedule 13(c) hereof and any additional accounts established by any Grantor after the date hereof with the prior written consent of Secured Party.

SECTION 14.  Secured Party Appointed Attorney-in-Fact.
             ----------------------------------------

          Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

          (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Financing Documents or taxes that are not yet due and payable or that are being contested by Grantors in good faith by appropriate proceedings) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

          (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 15.  Secured Party May Perform.
             -------------------------

          If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 20(b).

SECTION 16.  Standard of Care.
             ----------------

          The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession, or as required by Section 9-207 of the UCC, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 17.   Remedies.
              --------
         (a) Generally. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) exercise dominion and control over and refuse to permit further withdrawals from any Deposit Account maintained with Secured Party or any Lender constituting a part of the Collateral and (vii) without notice to any Grantor, transfer to or to register in the name of Secured Party or any of its nominees any or all of the Securities Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such public sale and, to the extent permitted by law, private sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Interest Rate Exchanger in its individual capacity unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If the proceeds of any sale of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

          (b)  Securities Collateral.

               (i) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Securities Collateral conducted without prior registration or qualification of such Securities Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Secured Party by such Grantor pursuant hereto, each Grantor agrees that Secured Party may sell Securities Collateral by private sale and any such private sale shall not, by virtue of being private, be deemed to be commercially unreasonable. Each Grantor agrees that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If Secured Party determines to exercise its right to sell any or all of the Securities Collateral, upon written request, each Grantor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Securities Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

              (ii) If Secured Party shall determine to exercise its right to sell all or any of the Securities Collateral pursuant to this Section, each Grantor agrees that, upon request of Secured Party (which request may be made by Secured Party in its sole discretion), such Grantor will, at its own expense (A) execute and deliver, and use its best efforts to cause each issuer of the Securities Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Securities Collateral under the provisions of the Securities Act and to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (B) use its best efforts to qualify the Securities Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Securities Collateral, as requested by Secured Party; (C) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; (D) use its best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale of the Securities Collateral or any part thereof valid and binding and in compliance with applicable law; and (E) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section.

               (iii)  Without limiting the generality of subsections 11.5 and
11.11 of the Financing Documents, in the event of any public sale described herein, each Grantor agrees to indemnify and hold harmless Secured Party, and each Lender and each Interest Rate Exchanger and each of their respective directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which any such Persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Secured Party and such other Persons for any legal or other expenses reasonably incurred by Secured Party and such other Persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including any and all fees, costs and expenses whatsoever reasonably incurred by Secured Party and such other Persons and counsel for Secured Party and such other Persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which any Grantor may otherwise have and shall extend upon the same terms and conditions to each Person, if any, that controls Secured Party or such Persons within the meaning of the Securities Act.

          (c) Collateral Account. If an Event of Default has occurred and is continuing and, in accordance with Section 9.1 of the Revolving Credit Agreement, Company is required to pay to Secured Party an amount (the "Aggregate Available Amount") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Revolving Credit Agreement, Company shall deliver funds in such an amount for deposit in the Collateral Account. If for any reason the aggregate amount delivered by Company for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Company shall be apportioned among all outstanding Letters of Credit for purposes of this Section in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "Maximum Available Amount") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which Company has deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Letter of Credit Issuer for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Company has deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 19 hereof, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Company has failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

SECTION 18.  Additional Remedies for Intellectual Property Collateral.
             --------------------------------------------------------
          (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event each Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and each Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in Sections 11.5 and 11.11 of the Revolving Credit Agreement and the Term Loan Agreement and Section 20 hereof, as applicable, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, each Grantor shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from

Secured Party, each Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

          (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing,
(ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Liens.

SECTION 19.  Application of Proceeds.
             -----------------------

          Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

          SECOND: To the payment of all other Secured Obligations in the order described in Section 3 of the Intercreditor Agreement; provided, however,
                                                            --------
     that any Collateral in the Term Lenders' Sub-Account shall be distributed to the Term Agent for distribution to the Term Lenders and applied to the payment of Secured Obligations under the Term Loan Documents, pro rata in proportion to the amounts thereof held by the Term Lenders; and

          THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 20.  Indemnity and Expenses.

          (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender and each Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's or Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (c) The obligations of Grantors in this Section 20 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement and the Financing Documents and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 2.1(b) thereof.

SECTION 21.  Continuing Security Interest; Transfer of Loans; Termination and
             ----------------------------------------------------------------
Release.
-------

          (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than inchoate indemnification and reimbursement obligations under the Financing Documents that are not then due and payable), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), (A) but subject to the provisions of subsection 11.7 of the Financing Documents, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise and (B) any Interest Rate Exchanger may assign or otherwise transfer any Interest Rate Agreement to which it is a party to any other Person in accordance with the terms of such Interest Rate Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Interest Rate Exchangers herein or otherwise.

          (b) Upon the payment in full of all Secured Obligations (other than inchoate indemnification and reimbursement obligations under the Financing Documents that are not then due and payable), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Financing Documents for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Financing Documents and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate, Secured Party shall, at Grantor's expense, so long as Secured Party has no reason to believe that the Officer's Certificate delivered by such Grantor with respect to such sale is not true and correct, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

SECTION 22.  Releases of Collateral; Reinstatement of Security Interest
             ----------------------------------------------------------
          (a) Release of Collateral upon meeting of Leverage Ratio Test. Company may at any time before September 30, 2002, request the release of the Collateral and the termination of Secured Party's security interest therein by delivering an officers' certificate from Company (i) certifying that (x) the Leverage Ratio (as such term is defined in the Revolving Credit Agreement and the Term Loan Agreement) is less than 3.50:1.00 as calculated at the time of such release and at all times during the four consecutive fiscal quarters period most recently ended on or before such release for which financial statements of Company have been delivered to the Revolving Agent and the Term Agent pursuant to the Revolving Credit Agreement and the Term Loan Agreement, (y) no Default or Event of Default exists or would exist immediately before or after giving effect to such release, and (z) all representations and warranties made by the Loan Parties in the Revolving Loan Documents and the Term Loan Documents are true and correct on the date of such certificate immediately before or after giving effect thereto as though made on that date, except to the extent such representations and warranties specifically related to an earlier date, in which case they were true and correct on such earlier date, and (ii) setting forth calculations, in the same level of detail as required by the Compliance Certificate, of the Leverage Ratio as of the time of such release. Upon receipt by Secured Party of such officer's certificate before September 30, 2002, Secured Party will, at the Loan Parties' expense, execute and deliver to the applicable Loan Parties such documents as such Loan Parties shall reasonably request to evidence the termination of the security interest granted by this Agreement and the other Collateral Documents in the Collateral and the Loan Parties shall be entitled to the return, upon their request and at their expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, the Collateral Documents, or the Intercreditor Agreement. Upon such receipt by the Loan Parties of such remaining Collateral, the security interest granted by the Collateral Documents in the Collateral shall terminate and all rights to the Collateral shall revert to the Loan Parties.

          (b) Release of Collateral Upon Asset Sale. Upon receipt by Secured Party from time to time of a request from Company for the release of Collateral from the Liens created by the Collateral Documents in connection with a sale permitted under the Revolving Credit Agreement and the Term Loan Agreement, Secured Party shall, satisfaction of the conditions for release set forth in the applicable Financing Documents (including, without limitation, evidence satisfactory to Secured Party that the proceeds of the sale of such Collateral will be applied to the payment of the obligations of the Revolving Credit Agreement and the Term Loan Agreement to the extent required thereby), execute such instruments and take such other actions as are reasonably necessary or desirable to terminate and release the Lien of the Collateral Documents on the specified portions of the Collateral. If a release of Collateral pursuant to this Section 22(c) constitutes the release of all of the shares of stock of a Guarantor in connection with the sale or other disposition of such shares as permitted under the Revolving Credit Agreement and the Term Loan Agreement, and the conditions for a release of the Liens of the Revolving Credit Agreement and Term Loan Agreement are otherwise satisfied, Secured Party shall also release the Guarantor being sold or otherwise disposed of from all liability under the Subsidiary Guaranty.

          (c) Release of Net Cash Proceeds in connection with Asset Swaps. Company and its Subsidiaries may from time to time deposit into the Collateral Account Net Cash Proceeds received by Company or any of its Subsidiaries in connection with any Asset Sale constituting the first transaction of an Asset Swap Transaction. Upon receipt by Secured Party from time to time of a request from Company for the release of such Collateral from the Liens created by the this Agreement in connection with the consummation of the second transaction in such Asset Swap Transaction, Secured Party shall, satisfaction of the conditions for release set forth in the applicable Financing Documents (including, without limitation, evidence satisfactory to Secured Party that such Collateral will be applied to the payment of the obligations in connection with the second transaction in such Asset Swap Transaction, and that the remainder, if any, of such Collateral will applied to the payment of the obligations of the Revolving Credit Agreement and the Term Loan Agreement to the extent required thereby), release such Collateral from the Collateral Account.

          (d) Effect of Certain Releases of Collateral. Upon the release of the Collateral pursuant to Section 22(a), Sections 2, 6, 7, 8, 9, 10, 11, 12, 14, 17, 18, and 19 shall cease to be operative. All other provisions hereof including, without limitation, Sections 13(b) and 22(e), shall survive release of all Collateral pursuant to Section 22(a).

          (e)  Reinstatement of Security Interest.   If at any time after the
release of any Collateral under Section 22(a), either the Leverage Ratio shall exceed 3.50:1.00, or any Event of Default shall occur, (x) the security interest created by this Agreement and the other Collateral Documents shall automatically and without action by any party be reinstated, (y) all provisions contained herein the operation of which was suspended pursuant to Section 22(d) shall immediately become and thereafter remain operative, and (z) Company and each of its wholly owned Domestic Subsidiaries shall promptly take all actions required by Section 6 hereof or otherwise in order to perfect the security interest created hereby in the Collateral.

SECTION 23.    Secured Party as Agent.
               ----------------------
          (a) Secured Party has been appointed to act as Secured Party hereunder pursuant to the Intercreditor Agreement by the Revolving Agent on behalf of the Revolving Lenders, the Term Agent on behalf of the Term Lenders and each Interest Rate Exchanger and shall be entitled to the benefits of the Intercreditor Agreement. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Financing Documents.

          (b) Secured Party shall at all times be the same Person that is Collateral Agent under the Intercreditor Agreement. Resignation by the Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of the Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 6(g) of the Intercreditor Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Collateral Agent under the Intercreditor Agreement, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Secured Party's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 24.  Additional Grantors.
             -------------------

          The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto as additional Grantors (each an "Additional Grantor"), by executing a Counterpart substantially in the form of Exhibit VI annexed hereto.
                                                     ----------
Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 25.  Amendments; Etc.
             ----------------

          No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a
          --------
Counterpart by an Additional Grantor in accordance with Section 24 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 26.  Notices.
             -------

          Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to
                                                  --------
Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 27.  Failure or Indulgence Not Waiver; Remedies Cumulative.
             -----------------------------------------------------

          No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 28.  Severability.
             ------------

          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 29.  Headings.
             --------

          Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 30.  Governing Law; Terms; Rules of Construction.
             -------------------------------------------

          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC OR FEDERAL LAW PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Revolving Credit Agreement or Term Loan Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in Section
1.2 of the Revolving Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 31.  Consent to Jurisdiction and Service of Process.
             ----------------------------------------------

          ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE , COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 26; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 31 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 32.  Waiver of Jury Trial.
             --------------------

          GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 32 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 33.  Counterparts.
             ------------

          This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                            TOTAL RENAL CARE HOLDINGS, INC.

                             By: ________________________________
                                 Name:  __________________________
                                 Title:  __________________________

                             Notice Address:
                             21250 Hawthorne Blvd., Suite 800,
                             Torrance, CA  90503
                             Attention: Richard Whitney
                             Telephone: (310) 750-2135
                             Fax:       (310) 792-9281



                              By:_________________________
                                 Marshal Salomon
                                 Vice President
                                  on behalf of each of the entities listed on
                                  Appendix A annexed hereto
                                  ----------


                              TOTAL RENAL CARE, INC.,
                                  on behalf of each of the entities listed on
                                  Appendix B annexed hereto
                                  ----------


                              By:_________________________
                                 Marshal Salomon
                                 Vice President


                              Notice Address for each of the Subsidiary Grantors set forth on Appendix A and Appendix B annexed
                                           ----------     ----------
                              hereto:

                              Total Renal Care Holdings, Inc.
                              21250 Hawthorne Boulevard
                              Suite 800
                              Torrance, California 90503

                              Attention: Marshal Salomon
                              Telephone:  (310) 750-2135
                              Fax:        (310) 792-9281


                              TRC WEST, INC.,


                              By:__________________________


                                    Name:___________________________
                                    Title:__________________________


                              Notice Address:
                              21250 Hawthorne Blvd., Suite 800,
                              Torrance, CA  90503
                              Attention: Richard Whitney
                              Telephone: (310) 750-2135
                              Fax:       (310) 792-9281

                              THE BANK OF NEW YORK,
                              as Secured Party

                              By: __________________________________
                                  Name:  ___________________________
                                  Title:  __________________________


                             Notice Address:
                             The Bank of New York
                             One Wall Street
                             Agency Function Administration
                             18 Floor
                             New York, New York 10286
                             Attention:  Kalyani Bose
                             Telephone:  (212) 635-4693
                             Fax:        (212) 635-6365 or 6366 or 6367

                             with a copy to:

                             The Bank of New York
                             10990 Wilshire Blvd., Suite 1125
                             Los Angeles, California 90024
                             Attention:  Rebecca K. Levine
                                         Vice President
                             Telephone:  (310) 996-8659
                             Fax:        (310) 996-8667

                                  APPENDIX A


Carroll County Dialysis Facility, Inc.

Continental Dialysis Centers, Inc.

Continental Dialysis Center of Springfield-Fairfax, Inc.

Dialysis Specialists of Dallas, Inc.

East End Dialysis Center, Inc.

Elberton Dialysis Facility, Inc.

Flamingo Park Kidney Center, Inc.

Lincoln Park Dialysis Services, Inc.

Mason-Dixon Dialysis Facilities, Inc.

Open Access Sonography, Inc.

Peninsula Dialysis Center, Inc.

Renal Diagnostic Laboratories, Inc.

Renal Treatment Centers, Inc.

Renal Treatment Centers - California, Inc.

Renal Treatment Centers - Hawaii, Inc.

Renal Treatment Centers - Illinois, Inc.

Renal Treatment Centers - Management Acquisition, Inc.

Renal Treatment Centers - Mid-Atlantic, Inc.

Renal Treatment Centers - Northeast, Inc.

Renal Treatment Centers - Southeast, Inc.

Renal Treatment Centers - West, Inc.

RTC Holdings, Inc.

RTC Supply, Inc.

RTC - Texas Acquisition, Inc.

RTC TN, Inc.

Total Acute Kidney Care, Inc.

Total Renal Care Acquisition Corp.

Total Renal Care, Inc.

Total Renal Care of Colorado, Inc.

Total Renal Care International, Ltd.

Total Renal Care of Puerto Rico, Inc.

Total Renal Laboratories, Inc.

Total Renal Research, Inc.

Total Renal Support Services, Inc.

TRC of New York, Inc.

Tri-City Dialysis Center, Inc.

                                  APPENDIX B


Beverly Hills Dialysis Partnership

Crescent City Dialysis Partnership

Houston Kidney Center/Total Renal Care Integrated
Service Network Limited Partnership

Kenner Regional Dialysis Partnership

Sunrise Dialysis Partnership

Total Renal Care/Peralta Renal Center Partnership

Total Renal Care/Piedmont Dialysis Partnership

Total Renal Care Texas Limited Partnership

Total Renal Care of Utah, L.L.C.

TRC - Indiana, LLC

                                                                    EXHIBIT I TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                     GRANT OF TRADEMARK SECURITY INTEREST

          WHEREAS, [NAME OF GRANTOR], a                corporation ("Grantor"),
                                       ----------------
owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

          WHEREAS, Total Renal Care Holdings, Inc. ("Company") has entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Revolving Lenders"), DLJ Capital Funding Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, and The Bank of New York, as administrative agent (the "Revolving Agent") (said Revolving Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Revolving Credit Agreement"), pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Revolving Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company has entered into that certain Second Amended and Restated Term Loan Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Term Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as administrative agent (the "Term Agent") (said Term Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Term Loan Agreement"), pursuant to which Term Lenders have extended credit, subject to the terms and conditions set forth in the Term Loan Agreement, to Company;

          WHEREAS, Company has heretofore entered into, and it is contemplated that Company may from time to time hereafter enter into one, or more Interest Rate Agreements with one or more Persons that is a Lender or an Affiliate of a Lender at the time such agreement is entered into (collectively, the "Interest Rate Exchangers") and it is desired that the obligations of Company under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder (the "Interest Rate Obligations"), be secured by the Collateral; provided that any Interest Rate Exchanger desiring the benefit
                --------
of such security shall deliver to the Collateral Agent an Acknowledgement in the form of Exhibit I to the Intercreditor Agreement (as defined in the Security Agreement referred to below) executed by such Interest Rate Exchanger and Company, pursuant to which such Interest Rate Exchanger agrees to be bound by the terms of the Intercreditor Agreement. Each Interest Rate Exchanger that has executed and delivered to the Collateral Agent an Acknowledgement in such form that has been executed by Company is referred to herein as a "Secured Interest Rate Exchanger", and each Interest Rate Agreement entered into with a Secured Interest Rate Exchanger is referred to herein as a "Secured Interest Rate Agreement".

          WHEREAS, certain Grantors that are Subsidiaries of Company have executed and delivered that certain Amended and Restated Subsidiary Guaranty dated as of July 14, 2000 (said Amended and Restated Subsidiary Guaranty, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Secured Interest Rate Exchangers, pursuant to which each such Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Financing Documents and all obligations of Company under the Secured Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of July 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Trademark Collateral"):

              (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by such Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "Trademarks"), all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "Trademark Registrations"), all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "Trademark Rights"), and all goodwill of such Grantor's business symbolized by the Trademarks and associated therewith (the "Associated Goodwill"); and
             (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "proceeds" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately
                                                   --------
upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


           [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto
duly authorized as of the    day of        ,      .
                          --       -------- ------

                                           [NAME OF GRANTOR]

                                           By:
                                               ---------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------

                                  SCHEDULE A
                                      TO
                     GRANT OF TRADEMARK SECURITY INTEREST


                          United States
                            Trademark         Registration          Registration
Registered Owner           Description           Number                 Date
----------------           -----------           ------                 ----


                                     I-A-1

                                                                   EXHIBIT II TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                  [FORM OF GRANT OF PATENT SECURITY INTEREST]

                       GRANT OF PATENT SECURITY INTEREST



          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

          WHEREAS, Total Renal Care Holdings, Inc. ("Company") has entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Revolving Lenders"), DLJ Capital Funding Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, and The Bank of New York, as administrative agent (the "Revolving Agent") (said Revolving Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Revolving Credit Agreement"), pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Revolving Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company has entered into that certain Second Amended and Restated Term Loan Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Term Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as administrative agent (the "Term Agent") (said Term Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Term Loan Agreement"), pursuant to which Term Lenders have extended credit, subject to the terms and conditions set forth in the Term Loan Agreement, to Company;

          WHEREAS, Company has heretofore entered into, and it is contemplated that Company may from time to time hereafter enter into one, or more Interest Rate Agreements with one or more Persons that is a Lender or an Affiliate of a Lender at the time such agreement is entered into (collectively, the "Interest Rate Exchangers") and it is desired that the obligations of Company under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder (the "Interest Rate Obligations"), be secured by the Collateral; provided that any Interest Rate Exchanger desiring the benefit
                --------
of such security shall deliver to the Collateral Agent an Acknowledgement in the form of Exhibit I to the Intercreditor Agreement (as defined in the Security Agreement referred to below) executed by such Interest Rate Exchanger and Company, pursuant to which such Interest Rate Exchanger agrees to be bound by the terms of the Intercreditor Agreement. Each Interest Rate Exchanger that has executed and delivered to the Collateral Agent an Acknowledgement in such form that has been executed by Company is referred to herein as a "Secured Interest Rate Exchanger", and each Interest Rate Agreement entered into with a Secured Interest Rate Exchanger is referred to herein as a "Secured Interest Rate Agreement".

          WHEREAS, certain Grantors that are Subsidiaries of Company have executed and delivered that certain Amended and Restated Subsidiary Guaranty dated as of July 14, 2000 (said Amended and Restated Subsidiary Guaranty, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Secured Interest Rate Exchangers, pursuant to which each such Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Financing Documents and all obligations of Company under the Secured Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of July 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Patent Collateral"):

              (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by such Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by such Grantor in whole or in part (including, without limitation, the patents and patent applications listed in

       Schedule A), all rights (but not obligations) corresponding thereto to
       ----------
       sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "Patents"); and

               (iv) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "proceeds" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately
                                                   --------
upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly
authorized as of the    day of             ,      .
                     ---       ------------  -----

                                               [NAME OF GRANTOR]

                                               By:
                                                   -----------------------------

                                                   Name:
                                                        ------------------------

                                                  Title:
                                                        ------------------------

                                  SCHEDULE A
                                      TO
                       GRANT OF PATENT SECURITY INTEREST

Patents Issued:
--------------

          Patent No.              Issue Date   Invention   Inventor
          ----------              ----------   ---------   --------



Patents Pending:
---------------

       Applicant's          Date    Application
          Name              Filed     Number      Invention   Inventor
          ----              -----   -----------   ---------   --------


                                    II-A-1

                                                                  EXHIBIT III TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                     GRANT OF COPYRIGHT SECURITY INTEREST



          WHEREAS, [NAME OF GRANTOR], a ___________ corporation ("Grantor"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

          WHEREAS, Total Renal Care Holdings, Inc. ("Company") has entered into that certain Second Amended and Restated Revolving Credit Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Revolving Lenders"), DLJ Capital Funding Inc., as Syndication Agent, First Union National Bank, as Documentation Agent, and The Bank of New York, as administrative agent (the "Revolving Agent") (said Revolving Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Revolving Credit Agreement"), pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Revolving Credit Agreement, to extend certain credit facilities to Company; and

          WHEREAS, Company has entered into that certain Second Amended and Restated Term Loan Agreement dated as of July 14, 2000, with the financial institutions parties thereto (such institutions, together with their successors and assigns, collectively being the "Term Lenders"), DLJ Capital Funding, Inc., as Syndication Agent, and The Bank of New York, as administrative agent (the "Term Agent") (said Term Loan Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Term Loan Agreement"), pursuant to which Term Lenders have extended credit, subject to the terms and conditions set forth in the Term Loan Agreement, to Company;

          WHEREAS, Company has heretofore entered into, and it is contemplated that Company may from time to time hereafter enter into one, or more Interest Rate Agreements with one or more Persons that is a Lender or an Affiliate of a Lender at the time such agreement is entered into (collectively, the "Interest Rate Exchangers") and it is desired that the obligations of Company under such Interest Rate Agreements, including the obligation to make payments in the event of early termination thereunder (the "Interest Rate Obligations"), be secured by the Collateral; provided that any Interest Rate Exchanger desiring the benefit
                --------
of such security shall deliver to the Collateral Agent an Acknowledgement in the form of Exhibit I to the Intercreditor Agreement (as defined in the Security Agreement referred to below) executed by such Interest Rate Exchanger and Company, pursuant to which such Interest Rate Exchanger agrees to be bound by the terms of the Intercreditor Agreement. Each Interest Rate Exchanger that has executed and delivered to the Collateral Agent an Acknowledgement in such form that has been executed by Company is referred to herein as a "Secured Interest Rate Exchanger", and each Interest Rate Agreement entered into with a Secured Interest Rate Exchanger is referred to herein as a "Secured Interest Rate Agreement".

                                     III-1

          WHEREAS, certain Grantors that are Subsidiaries of Company have executed and delivered that certain Amended and Restated Subsidiary Guaranty dated as of July 14, 2000 (said Amended and Restated Subsidiary Guaranty, as amended, to the date hereof, and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "Subsidiary Guaranty") in favor of Secured Party for the benefit of Lenders and any Secured Interest Rate Exchangers, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of Company under the Financing Documents and all obligations of Company under the Secured Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof;

          WHEREAS, pursuant to the terms of a Security Agreement dated as of July 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), among Grantor, Secured Party and the other grantors named therein, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Copyright Collateral"):

                (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be
                                             ----------
     amended pursuant hereto from time to time) (collectively, the "Copyrights"), all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time
               ----------
     to time) (collectively, the "Copyright Registrations"), all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "Copyright Rights"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights, all derivative works and other works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits),

                                     III-2
     the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of such Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

               (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "proceeds" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately
                                                   --------
upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

            [The remainder of this page intentionally left blank.]

                                     III-3

          IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto
duly authorized as of the     day of            ,      .
                          ---        -----------  -----

                                             [NAME OF GRANTOR]

                                             By:
                                                --------------------------------

                                                 Name:
                                                      --------------------------

                                                 Title:
                                                       -------------------------


                                     III-4

                                  SCHEDULE A
                                      TO
                     GRANT OF COPYRIGHT SECURITY INTEREST

U.S. Copyrights:
----------------

Title               Registration No.      Date of Issue       Registered Owner
-----               ----------------      -------------       ----------------



Pending U.S. Copyright Registrations & Applications:
----------------------------------------------------

Title               Reference No.      Date of Application   Copyright Claimant
-----               -------------      -------------------   ------------------


                                    III-A-1

                                                                   EXHIBIT IV TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                               PLEDGE SUPPLEMENT

          This Pledge Supplement, dated                   , is delivered
                                        ------------------
pursuant to the Security Agreement, dated as of July 14, 2000 between
                                 , a Delaware corporation ("Grantor"), the other
---------------------------------
Grantors named therein, and THE BANK OF NEW YORK, as Collateral Agent (as it may be from time to time amended, modified or supplemented, the "Security Agreement"). Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

          Grantor hereby agrees that the [Pledged Shares] [Pledged Debt] listed on the schedule attached hereto shall be deemed to be part of the [Pledged Shares] [Pledged Debt] and shall become part of the Securities Collateral and shall secure all Secured Obligations.

          IN WITNESS WHEREOF, Grantor has caused this Amendment to be duly
executed and delivered by its duly authorized officer as of                .
                                                            ---------------

                                              [NAME OF GRANTOR]

                                              By:
                                                 -------------------------------

                                                 Name:
                                                      --------------------------

                                                  Title:
                                                        ------------------------

                                                                    EXHIBIT V TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                                 IP SUPPLEMENT

          This IP SUPPLEMENT, dated        , is delivered pursuant to and
                                   --------
supplements (i) the Security Agreement, dated as of July 14, 2000 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"),
among                  , ("Grantor") the other Grantors named therein, and THE
     ------------------
BANK OF NEW YORK, as Collateral Agent, and (ii) the [Grant of Trademark Security Interest] [Grant of Patent Security Interest] [Grant of Copyright Security
Interest] dated as of            ,      (the "Grant") executed by Grantor.
                     ------------  -----
Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Grant.

          ["Grantor"] grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] listed on Schedule A attached hereto. All such [Trademark Collateral] [Patent Collateral] [Copyright Collateral] shall be deemed to be part of the [Trademark Collateral] [Patent Collateral] [Copyright Collateral] and shall be hereafter subject to each of the terms and conditions of the Security Agreement and the Grant.

          IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of
                                                           ---------------.

                                              [NAME OF GRANTOR]

                                              By:
                                                 -------------------------------

                                                  Name:
                                                       -------------------------

                                                  Title:
                                                        ------------------------

                                                                   EXHIBIT VI TO
                                                              SECURITY AGREEMENT
                                                              ------------------

                             [FORM OF COUNTERPART]

          COUNTERPART (this "Counterpart"), dated        , is delivered pursuant
                                                 --------
to Section 24 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of July 14, 2000 (as it may be from time to time amended, modified or supplemented, the "Security Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among TOTAL RENAL CARE HOLDINGS, INC., the other Grantors named therein, and THE BANK OF NEW YORK, as Collateral Agent, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 24 thereof and agrees to be bound by all of the terms thereof. [Without limiting the generality of the foregoing, the undersigned hereby:

                (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement/1/;

               (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

              (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.]

                                               [NAME OF GRANTOR]

                                               By:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------




--------------------------------
1    The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.

                                     VI-1